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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 28, 2005
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                000-22023                77-0156161
(State or other jurisdiction of    (Commission            (I.R.S. employer
 incorporation or organization)     File No.)           identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 28, 2005, Macrovision Corporation (the "Company") entered into an Employment Agreement (the "Agreement") with William Krepick, its President and Chief Executive Officer, as part of the Company's overall CEO succession plan. A copy of the Agreement is attached to this report as Exhibit 10.1.

     Under the terms of the Agreement, Mr. Krepick will continue in employment with the Company through December 31, 2006. If the Company terminates Mr. Krepick's status as President and CEO during this period, Mr. Krepick has agreed to continue to work full time for the Company for a period of 120 days following such change in status in order to assist with the transition to a new CEO. Mr. Krepick is entitled to an annual base salary of $325,000, and is eligible to participate in the Company's Executive Incentive Plan with a cash bonus target equal to a specified percentage of his base salary for 2005 and on a prorated basis for 2006 based on the time that Mr. Krepick is a full-time employee of the Company during 2006, provided, however that the Company is obligated to pay Mr. Krepick a minimum of four months prorated bonus for 2006. As long as Mr. Krepick remains a full-time employee during the term of the Agreement, Mr. Krepick will continue to receive options to purchase common stock of the Company at the same times and in similar proportions to historic grants for other executive officers. Under the Agreement, certain currently outstanding stock options will become fully vested and exercisable on the date of this Agreement and all stock options granted to Mr. Krepick shall become fully vested and exercisable at the end of the term of the Agreement. If there is a change in control, Mr. Krepick shall be entitled to receive either the benefits under the Agreement (which includes an excise tax gross up) or the benefits under the Executive Severance and Arbitration Agreement dated April 30, 2001, whichever provides the greater compensation and benefits to Mr. Krepick.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is furnished with this report on Form 8-K:

        EXHIBIT
        NUMBER                              DESCRIPTION
        -----------  -----------------------------------------------------------
        10.1         Employment Agreement with William Krepick dated
                     January 28, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MACROVISION CORPORATION
                                             (Registrant)




Date:  January 28, 2005                 By:  /s/ George M. Monk
                                             -----------------------------------
                                             George M. Monk
                                             Acting Chief Financial Officer